Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of TransDigm Group Incorporated (the “Company”) for the fiscal year ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Lisman, Chief Financial Officer (Principal Financial Officer) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.
The information contained in the Report fairly presents in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

Date: November 19, 2019

/s/ Michael Lisman
Name: Michael Lisman
Title: Chief Financial Officer
(Principal Financial Officer)